EXHIBIT 24.(b)(5)(c)

                                                        FOR USE IN NEW YORK ONLY

(JOHN HANCOCK(R) LOGO)         Address: P.O. Box 9506, Portsmouth, NH 03802-9506
JOHN HANCOCK ANNUITIES           Overnight mailing address: 164 Corporate Drive,
                                                       Portsmouth, NH 03801-6815
                                   Home Office: Valhalla, NY Phone: 800-551-2078
                                         Web Address: www.jhannuitiesnewyork.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Application for Venture Vision(R)

Flexible Payment Deferred Variable Annuity Application

-    Payment or original exchange/transfer paperwork must accompany Application

-    Include any state-required Replacement Forms

APPVIS0507-NY                                                         0608:60222

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1. ACCOUNT REGISTRATION

APPLICATION SOLICITED IN THE STATE OF [ ] [ ]

A. NON-QUALIFIED (select only one ownership type)

[ ] Individual
[ ] Trust
[ ] Corporation
[ ] UGMA/UTMA
[ ] Charitable Remainder Trust
[ ] Other ____________________________

B. QUALIFIED (select only one plan type)

[ ] Traditional IRA, Tax year______
[ ] Inherited/Beneficiary IRA
[ ] Roth IRA, Tax year________
[ ] 403(b) Non-ERISA
[ ] SEP-IRA
[ ] 403(b) ERISA
[ ] SIMPLE IRA
[ ] Individual 401(k)
[ ] Other ____________________________

2. PURCHASE PAYMENT (minimum $25,000)

   PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

A. DIRECT PAYMENT/AMOUNT $______________________

[ ] Check
    payable to John Hancock Life Insurance Company of New York

[ ] Wire
    contact us for wiring instructions

B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

[ ] Non-qualified 1035 Exchange $_______________________
[ ] Qualified Direct Transfer $_______________________
[ ] Qualified Rollover from another carrier $__________________

3. OWNER  [ ] Male  [ ] Female  [ ] Trust/Entity

________________________________________________________________________________
Owner's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (required if different from mailing or address is PO Box)

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

________________________________________________________________________________
Client Brokerage Account Number

CO-OWNER  [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (required if different from mailing or address is PO Box)

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

4. ANNUITANT (if different than owner) [ ] Male  [ ] Female

________________________________________________________________________________
Annuitant's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (required if different from mailing or address is PO Box)

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

CO-ANNUITANT (if different than co-owner) [ ] Male [ ] Female

________________________________________________________________________________
Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (required if different from mailing or address is PO Box)

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

APPVIS0507-NY                                                         0608:60222

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(JOHN HANCOCK(R) LOGO)
JOHN HANCOCK ANNUITIES

                                                                Important Notice
                                                      FAXED APPLICATION REMINDER

Please remember to include all pages of this application if you are submitting via fax. THE FRONT COVER CONTAINS IMPORTANT INFORMATION AND IS REQUIRED TO PROCESS YOUR APPLICATION CORRECTLY.

Any application received WITHOUT ALL PAGES will be considered NOT IN GOOD ORDER and may delay processing.

Should you have any questions, please contact us at 800-334-4437 or visit www.jhannuities.com for more information.

0608:13151029

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5.   BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal
     100% and total % of proceeds to contingent beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PREDECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8 TO CONTINUE.

BENEFICIARY #1: [X] PRIMARY

_________% of proceeds   [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

BENEFICIARY #2: [ ] PRIMARY [ ] CONTINGENT

_________% of proceeds   [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

BENEFICIARY #3: [ ] PRIMARY [ ] CONTINGENT

________% of proceeds   [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

BENEFICIARY #4: [ ] PRIMARY [ ] CONTINGENT

________% of proceeds   [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

6.   OPTIONAL DEATH BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ] ANNUAL STEP-UP DEATH BENEFIT

7.   OPTIONAL WITHDRAWAL BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS APPLY. PLEASE SEE
     SECTION 9.)

     The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

     PLEASE CHOOSE ONLY ONE RIDER:

     INCOME PLUS FOR LIFE
     (Quarterly Step-Up Review)
     [ ] Single Life

     PRINCIPAL PLUS FOR LIFE

     [ ] Plus Automatic Annual Step-Ups
     [ ] Principal Plus For Life Classic

     [ ] PRINCIPAL RETURNS

8.   REMARKS

APPVIS0507-NY                                                         0608:60222

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9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN
     SECTION 7.

        MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

______% LIFESTYLE GROWTH (Not Available with Principal Returns)
        80% Stocks
        20% Bonds

______% LIFESTYLE BALANCED
        60% Stocks
        40% Bonds

______% LIFESTYLE MODERATE
        40% Stocks
        60% Bonds

______% LIFESTYLE CONSERVATIVE
        20% Stocks
        80% Bonds

        VARIABLE PORTFOLIOS
______% AMERICAN FUNDS
        AMERICAN ASSET
        ALLOCATION

______% MFC GIM(1) FRANKLIN
        TEMPLETON FOUNDING
        ALLOCATION

______% DIMENSIONAL DISCIPLINED
        DIVERSIFICATION

______% AMERICAN FUNDS
        AMERICAN FUNDAMENTAL
        HOLDINGS

______% MFC GIM(1) INDEX
        ALLOCATION TRUST

______% T. ROWE PRICE
         CAPITAL APPRECIATION VALUE

______% AMERICAN FUNDS
        AMERICAN GLOBAL
        DIVERSIFICATION

______% MFC GIM(1)
        MONEY MARKET

______% WELLINGTON MANAGEMENT
        CORE ALLOCATION PLUS

        DOLLAR COST AVERAGING FUNDS

______% 6 month DCA (Must also complete section 10)
______% 12 month DCA (Must also complete section 10)

   100% TOTAL

IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

(1)  MFC Global Investment Management (U.S.A.) Limited

10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day.
     START DATE: ______ ______ ________
                      (mm dd yyyy)

SOURCE FUND

[ ] 6 month DCA Fund
[ ] 12 month DCA Fund
[ ] Money Market Fund
[ ] Other Source Fund
_______________________

If Money Market or Other Source Fund elected, indicate amount to be transferred each month $____________________

DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

__________________________________   ___________%
Fund Name/Model
__________________________________   ___________%
Fund Name/Model
__________________________________   ___________%
Fund Name/Model
__________________________________   ___________%
Fund Name/Model

If you elected an Optional Withdrawal Benefit, Destination Funds must be from the investment options listed in Section 9.

APPVIS0507-NY                                                         0608:60222

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11.  INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

       MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD
_____% Lifestyle Aggressive
_____% Lifestyle Growth
_____% Lifestyle Balanced
_____% Lifestyle Moderate
_____% Lifestyle Conservative

       VARIABLE PORTFOLIOS
_____% American Funds American Asset Allocation
_____% American Funds American Bond
_____% American Funds American Fundamental Holdings
_____% American Funds American Global Diversification
_____% American Funds American Global Growth
_____% American Funds American Global Small Cap
_____% American Funds American Growth
_____% American Funds American Growth-Income
_____% American Funds American High-Income Bond
_____% American Funds American International
_____% American Funds American New World
_____% Capital Guardian Income & Value
_____% Capital Guardian U.S. Large Cap
_____% Davis Financial Services
_____% Davis Fundamental Value
_____% DeAM Real Estate Securities
_____% Dimensional Disciplined Diversification
_____% GMO International Core
_____% Jennison Capital Appreciation
_____% Legg Mason Funds Management Core Equity
_____% Marsico International Opportunities
_____% MFC GIM(1) Franklin Templeton Founding Allocation
_____% MFC GIM(1) Index Allocation
_____% MFC GIM(1) Mid Cap Index
_____% MFC GIM(1) Pacific Rim
_____% MFC Global U.S. High Income
_____% Munder Capital Small Cap Opportunities
_____% PIMCO Global Bond
_____% PIMCO Total Return
_____% Pzena Classic Value
_____% RCM/T. Rowe Price Science & Technology
_____% T. Rowe Price Blue Chip Growth
_____% T. Rowe Price Capital Appreciation Value
_____% T. Rowe Price Equity-Income
_____% T. Rowe Price Health Sciences
_____% T. Rowe Price Small Company Value
_____% Templeton(R) International Small Cap
_____% Templeton(R) International Value
_____% UBS Global AM Global Allocation
_____% Van Kampen Value
_____% Wellington Management Core Allocation Plus
_____% Wellington Management Investment Quality Bond
_____% Wellington Management Mid Cap Intersection
_____% Wellington Management Mid Cap Stock
_____% Wellington Management Natural Resources
_____% Wellington Management Small Cap Growth
_____% Wellington Management Small Cap Value
_____% Western Asset High Yield
_____% Western Asset Strategic Bond
_____% Western Asset U.S. Government Securities

       MONEY MARKET
_____% MFC GIM(1) Money Market

       DOLLAR COST AVERAGING
_____% 6 Month DCA (must also complete section 12)

_____% 12 Month DCA (must also complete section 12)

  100% TOTAL

IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.

IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

(1)  MFC Global Investment Management (U.S.A.) Limited

12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day.
     START DATE: ______ ______ ________
                     (mm dd yyyy)

SOURCE FUND
[ ] 6 month DCA Fund
[ ] 12 month DCA Fund
[ ] Money Market Fund
[ ] Other Source Fund
_______________________

If Money Market or Other Source Fund elected, indicate amount to be transferred each month $____________________

DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

___________________________________   __________%
Fund Name
___________________________________   __________%
Fund Name
___________________________________   __________%
Fund Name
___________________________________   __________%
Fund Name

APPVIS0507-NY                                                         0608:60222

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13.  AUTOMATIC REBALANCING*                                      ACCEPT  DECLINE
                                                                   [ ]     [X]
     If marked, the Contract Value, excluding amounts in the       Owner MUST
     fixed account investment options, will be automatically       mark or the
     rebalanced as indicated by variable Investment Allocations  default will be
     elected in either Section 9 or 11 of the application,          selected
     unless subsequently changed. If the Asset Allocation
     Model, Fundamental Holdings of America, is selected in
     Section 9, Automatic Rebalancing should not be elected here. Initial Payment must be allocated to at least 2 variable investment options in order to participate in Automatic Rebalancing.

     If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

     Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur
     Quarterly:

     [ ] Quarterly  [ ] Semi-Annually (June & December)  [ ] Annually (December)

14.  ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES [ ] NO Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES [ ] NO Will the purchase of this annuity replace or change any other insurance or annuity?

   IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH
          TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:

________________________________________________  [ ] Annuity [ ] Life Insurance
Issuing Company                  Contract Number

________________________________________________  [ ] Annuity [ ] Life Insurance
Issuing Company                  Contract Number

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY
DATE __________________

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS A TO FIXED DOLLAR AMOUNT.

I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


X
----------------------------------  -------------------------  ---  ---  -------
Signature of Owner                  City, State                Date (mm dd yyyy)


X
----------------------------------
Signature of Co-owner (if any)


X
----------------------------------  -------------------------
Signature of Annuitant              City, State


X
----------------------------------
Signature of Co-annuitant (if any)

APPVIS0507-NY                                                         0608:60222

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GOOD ORDER CHECKLIST TO EXPEDITE YOUR ANNUITY BUSINESS

[ ] Have the contract owner(s), annuitant(s) (if different from the owner), and advisor signed and dated all of the required paperwork?

[ ] If applicable, is the 1035 Exchange/Rollover/Transfer form signed and dated by all required parties? Are all relevant sections complete?

[ ]  If necessary, is the appropriate state replacement form signed and dated?

     - Use the Replacement Form Reference Guide in the Business Forms Booklet to help verify which form is needed.

     - Signatures on the replacement form must be dated on or before the date the application is signed.

[ ]  Is the state name the same in Sections 1, 3, and 15 of the application?
     If not, please complete Alternate Issue State Verification Form located in the Business Forms Booklet.

15.  AGENT INFORMATION

A. AGENT CERTIFICATION

[ ] YES [ ] NO Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

[ ] YES [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

B. OPTION (if left blank, option will default to your firm's Selling Agreement)

[ ] Option B   [ ] Option C

C. AGENT INFORMATION


X
------------------------------  -----------------------------  -----------------
Signature of Agent #1           Printed Name of Agent          Percentage %


------------------------------  -----------------------------  -----------------
State License ID                Broker/Dealer Rep Number       Social Security
                                                               Number

-------------------------------------------------------------  -----------------
Broker/Dealer Firm                                             Agent's Telephone
                                                               Number


X
------------------------------  -----------------------------  -----------------
Signature of Agent #2           Printed Name of Agent          Percentage %

------------------------------  -----------------------------  -----------------
State License ID                Broker/Dealer Rep Number       Social Security
                                                               Number

-------------------------------------------------------------  -----------------
Broker/Dealer Firm                                             Agent's Telephone
                                                               Number

*    Unless subsequently changed in accordance with terms of Contract issued.

APPVIS0507-NY                                                         0608:60222